UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 5, 2010

Lapolla Industries, Inc.
(Exact name of Registrant as Specified in its Charter)

Delaware	001-31354	13-3545304
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Intercontinental Business Park
15402 Vantage Parkway East, Suite 322, Houston, Texas  77032
(Address of Principal Executive Offices and Zip Code)

(281) 219-4700
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

LAPOLLA INDUSTRIES, INC.
FORM 8-K
MAY 5, 2010

(i)

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)	Material Compensatory Plan for Principal Executive Officer

1.      Douglas J. Kramer, CEO and President - On May 5, 2010, the Company and Douglas J. Kramer, CEO and President, entered into an amendment to that certain Executive Employment Agreement dated May 5, 2008 and Option Agreement of even date, effective as of January 1, 2010, to: (i) acknowledge his prior agreed salary increase to $400,000, effective January 1, 2009; (ii) extend his employment term to December 31, 2013; (iii) change his transaction bonus upon a change in control to 8.5%; (iv) add an annual bonus based on meeting Board approved operating budget requirements; and (v) cancel his remaining 1,500,000 unvested stock options. The full text of the Amendment is attached as Exhibit 10.1.

2.      Charles Zajaczkowski, CFO and Corporate Treasurer - The Company entered into a new Executive Employment Agreement with Charles Zajaczkowski, effective May 10, 2010, to serve as Chief Financial Officer and Corporate Treasurer, which provides: (i) employment term to December 31, 2012; (ii) annual base salary of $160,000; (iii) annual bonus based on meeting Board approved operating budget requirements; and (iv) change in control bonus. The full text of the Executive Employment Agreement is attached as Exhibit 10.2.

Before joining Lapolla, Mr. Zajaczkowski, a dynamic and results-driven leader with a unique blend of business operations/engineering experience, worked for PMC Global Incorporated, a company operating a diverse array businesses on a worldwide basis, for over 15 years in a variety of capacities, including president of Komo Machine, Inc. from 2003 through 2009, president of future coatings, inc from 2001 to 2003, controller of PMC, Inc. from 2000 to 2001, and chief financial officer of IPI International, Inc. from 1995 to 2000.  He earned his Bachelor of Science degree in Business Administration from Delaware State College in Dover, Delaware and Associate of Applied Sciences in Mechanical Engineering from Delaware Technical and Community College in Newark, Delaware.

Mr. Zajaczkowski assumes the principal financial officer capacity immediately after the Form 10-Q for the quarterly period ended March 31, 2010 is filed by the Company, which is expected to be on or before its due date of May 17, 2010 from Michael T. Adams, the Company's Chief Governance Officer, Executive Vice President, and Corporate Secretary. Mr. Adams has also been serving as the Company’s principal financial officer since November 11, 2009.

Mr. Zajaczkowski is 50 years old. No familial relationships exist between Mr. Zajaczkowski and any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits

See Index of Exhibits.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 11, 2010	LAPOLLA INDUSTRIES, INC.

By: /s/ Michael T. Adams, EVP
Michael T. Adams
Executive Vice President

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INDEX OF EXHIBITS

Exhibit Number	Description

10.1	Amendment executed May 5, 2010 and effective January 1, 2010 to Executive Employment Agreement dated May 5, 2008, between the Company and Douglas J. Kramer.
10.2	Executive Employment Agreement, effective May 10, 2010, between the Company and Charles Zajaczkowski.

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